UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06403

Morgan Stanley Emerging Markets Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2015

Item 1 - Report to Shareholders

Morgan Stanley Emerging Markets Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

Nancy C. Everett

Jakki L. Haussler

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board

John H. Gernon

President and Principal
Executive Officer

Stefanie V. Chang Yu

Chief Compliance Officer

Joseph C. Benedetti

Vice President

Francis J. Smith

Treasurer and Principal
Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Advisers

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Morgan Stanley Investment Management Company
23 Church Street
16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.
211 Quality Circle, Suite 210
College Station, Texas 77845

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2015 Morgan Stanley.

CEMSFSAN
1263003 EXP 8.31.16

INVESTMENT MANAGEMENT

Morgan Stanley
Investment Management Inc.
Adviser

Morgan Stanley

Emerging Markets
Fund, Inc.
NYSE: MSF

Semi-Annual Report

June 30, 2015

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Table of Contents

Letter to Stockholders	3
Investment Advisory Agreement Approval	6
Portfolio of Investments	9
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	19
Portfolio Management	32
Investment Policy	33
Dividend Reinvestment and Cash Purchase Plan	36
U.S. Privacy Policy	37

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Letter to Stockholders (unaudited)

Performance

For the six months ended June 30, 2015, the Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") had total returns of 4.68%, based on net asset value, and 2.24% based on market value per share (including reinvestment of distributions), compared to its benchmark, the MSCI Emerging Markets Net Index (the "Index")*, which returned 2.95%. On June 30, 2015, the closing price of the Fund's shares on the New York Stock Exchange was $14.84, representing a 11.5% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Emerging market equities had a somewhat flat return over the reporting period, up 2.95% as measured by the Index in U.S. dollar terms.

•  Dispersion between the best- and worst-performing countries remains high across the emerging markets. The leading markets over the period were Russia, Hungary, China, Taiwan, United Arab Emirates and the Philippines, which all posted very strong returns. Greece, Colombia and Turkey lagged the most, all with double-digit losses over the period.

•  The market rally in Chinese equities has ended. Growth in the economy continues to weaken, which contributed to turbulence in emerging markets equities especially in the second quarter of 2015.

•  The fall in oil prices during the reporting period was another source of volatility for emerging markets with those economies more reliant on energy and commodity exports being hardest hit, especially Brazil and Colombia. Growth expectations, already weakening in many cases, have continued to be revised downwards in these economies.

•  Demand for emerging market equities remains subdued overall as investors continue to have concerns over the impacts of slowing economic growth, particularly in a lower commodity price environment, and of rising interest rates in the U.S.

•  During the reporting period, overall Fund performance benefited from our stock selection. Stock selection in India was the top contributor to performance. India was one of the best-performing markets over the period, as economic growth recovers and the fiscal and current accounts are aided by the drop in oil prices. Stock selection in Taiwan and South Africa were additive as well. The Fund's underweight allocation to Malaysia as well as stock selection there were beneficial to performance. Malaysia was among the weaker performers in emerging markets, as lower oil prices were a headwind for the market. The Fund had no holdings in Turkey, which was an additional contributor to performance. Turkey underperformed on macroeconomic concerns surrounding its chronic current account deficit, combined with declining foreign direct investment and political concerns that current Prime Minister Erdogan would overstay his term.

•  The Fund's overall country allocation detracted from performance over the reporting period. The Fund's large underweight position in China was the primary detractor from performance over the reporting period. The Chinese market performed well,

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Letter to Stockholders (unaudited) (cont'd)

driven by strong demand for equities. However, from mid-June to the end of the period the Chinese market declined. The Fund's underweight allocation to Russia as well as stock selection in the market dampened returns. The growth outlook for the Russian economy remains poor, in our view, as it continues to be hurt by capital outflows, a weaker currency and low oil prices, as well as the impact of economic sanctions. The Fund's stock selection in Mexico hurt returns, particularly holdings in a cement company and an industrial conglomerate. Both were hit by falling oil prices and a delay in new infrastructure and energy projects related to implementation of the country's new energy reform.

Management Strategies

•  China remains a difficult topic for emerging market investors; the equity market has performed strongly even while China's official gross domestic product (GDP) growth rate had slowed to around 7 percent.i We believe that support for the market is being engineered by the authorities in Beijing, who are hoping to give companies a new way to raise money and promote economic growth. It is hard to see how a Chinese stock market bubble that is, from our view, enticing a large wave of inexperienced locals to invest in small and shaky companies will promote structural reform in China's economy. Any government can print all the money it wants, but even Beijing cannot dictate where it will go, so the next turn is highly unpredictable. As such, the Fund remains underweight in the country.

•  The Fund is underweight in Russia, given the poor growth outlook for the economy, which we believe over the medium term will continue to be hurt by capital outflows, a weaker currency and the lower oil price environment, as well as the impact of economic sanctions. Also, the Fund had no holdings in Greece as of period end.

•  We believe that while the Brazilian government's policy mix appears to be improving at the margin, much of the adjustment that needs to be made by the Brazilian economy still lies ahead. Growth continues to decline while Brazilian inflation moves higher. The economy is in recession, and very weak consumer and business sentiment, as well as a softening labor market, will likely further weigh on sentiment.

•  The Fund's biggest regional overweight position is in Eastern Europe, particularly in Poland. After two recessions in five years, Western European growth is recovering and we expect the continuation of this trend to benefit Central Europe. Early signs have been encouraging; deflation in Europe looks to have bottomed and consumer confidence and retail sales in Poland in particular are picking up.

•  India is another area of opportunity for the Fund given our view that the market's low weight in the benchmark does not reflect the still positive trend from improving economic growth, a narrowing current account deficit (helped by the lower cost of oil imports) and compelling earnings prospects among select companies. India is not likely to undertake a big bang reform under the Modi administration, but incremental improvements should be supportive to the market's longer-term prospects.

i Source: National Bureau of Statistic of China

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Letter to Stockholders (unaudited) (cont'd)

•  The Philippines has remained a country of growth under the reformist Aquino administration, though we note that valuations have become extended and 2015 is the president's penultimate year in office. The Fund remains overweight in the market as we believe that earnings growth will likely respond to the country's strong economic growth.

Sincerely,

John H. Gernon
President and Principal Executive Officer  July 2015

*The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-, three- and five-year periods. The Board also noted that the Fund outperformed its benchmark index for the three- and five-year periods but underperformed its benchmark index for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were higher but close to its peer group average. After discussion, the Board concluded that the Fund's (i) performance was acceptable; and (ii) management fee and total expense ratio were competitive with its peer group averages.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Investment Advisory Agreement Approval (unaudited) (cont'd)

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Portfolio of Investments (unaudited)

	Shares	Value (000)
COMMON STOCKS (96.4%)
Argentina (0.4%)
Oil, Gas & Consumable Fuels
YPF SA ADR	36,609	$1,004
Austria (2.0%)
Banks
Erste Group Bank AG (a)	117,569	3,339
Insurance
Vienna Insurance Group AG Wiener Versicherung Gruppe (b)	48,003	1,647
		4,986
Brazil (6.5%)
Banks
Banco Bradesco SA (Preference)	264,315	2,423
Itau Unibanco Holding SA (Preference)	275,085	3,028
		5,451
Food & Staples Retailing
Raia Drogasil SA	120,809	1,557
Food Products
BRF SA	231,432	4,889
Internet Software & Services
MercadoLibre, Inc. (b)	11,907	1,687
Oil, Gas & Consumable Fuels
Ultrapar Participacoes SA	62,260	1,316
Transportation Infrastructure
CCR SA	207,000	993
		15,893
Chile (0.5%)
Multi-line Retail
SACI Falabella	181,969	1,271
China (17.3%)
Automobiles
BAIC Motor Corp., Ltd. H Shares (a)(b)(c)(d)	71,000	86
Chongqing Changan Automobile Co., Ltd. B Shares	194,000	496
		582
Banks
Bank of China Ltd. H Shares (c)	10,841,000	7,049
China Construction Bank Corp. H Shares (c)	4,967,810	4,537
		11,586
	Shares	Value (000)
Beverages
Tsingtao Brewery Co., Ltd. H Shares (b)(c)	120,000	$728
Capital Markets
Huatai Securities Co., Ltd. H Shares (a)(c)(d)	194,400	549
Chemicals
Nan Ya Plastics Corp.	243,000	570
Construction & Engineering
China Machinery Engineering Corp. H Shares (a)(c)	227,000	245
Diversified Consumer Services
TAL Education Group ADR (a)	24,218	855
Food Products
China Mengniu Dairy Co., Ltd. (c)	302,000	1,506
Independent Power Producers & Energy Traders
Huadian Power International Corp., Ltd. H Shares (c)	862,000	955
Insurance
China Life Insurance Co., Ltd. H Shares (c)	639,000	2,782
China Pacific Insurance Group Co., Ltd. H Shares (c)	402,400	1,931
China Taiping Insurance Holdings Co., Ltd. (a)(c)	179,000	643
		5,356
Internet & Catalog Retail
JD.com, Inc. ADR (a)	35,488	1,210
Internet Software & Services
NetEase, Inc. ADR	4,510	653
Qihoo 360 Technology Co., Ltd. ADR (a)	7,552	511
Tencent Holdings Ltd. (c)	408,000	8,143
		9,307
Pharmaceuticals
CSPC Pharmaceutical Group Ltd. (c)	662,000	654
Sihuan Pharmaceutical Holdings Group Ltd. (c)(e)	1,916,000	1,036
		1,690
Real Estate Management & Development
China Overseas Land & Investment Ltd. (c)	442,000	1,560

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
China (cont'd)
Transportation Infrastructure
Shenzhen International Holdings Ltd. (c)	410,000	$716
Wireless Telecommunication Services
China Mobile Ltd. (c)	368,000	4,712
		42,127
Colombia (0.9%)
Construction Materials
Cemex Latam Holdings SA (a)	154,928	759
Diversified Financial Services
Grupo de Inversiones Suramericana SA	45,700	649
Grupo de Inversiones Suramericana SA (Preference)	48,500	678
		1,327
		2,086
Czech Republic (1.1%)
Banks
Komercni Banka AS	11,730	2,600
Egypt (0.5%)
Banks
Commercial International Bank Egypt SAE	168,652	1,252
Hong Kong (2.0%)
Insurance
AIA Group Ltd.	189,400	1,240
Textiles, Apparel & Luxury Goods
Samsonite International SA	1,080,300	3,735
		4,975
India (10.0%)
Automobiles
Maruti Suzuki India Ltd.	38,419	2,528
Banks
HDFC Bank Ltd. (a)	149,673	2,916
ICICI Bank Ltd.	157,780	763
IndusInd Bank Ltd. (a)	179,773	2,547
		6,226
Construction Materials
Shree Cement Ltd.	10,642	1,895
Consumer Finance
Shriram Transport Finance Co., Ltd.	139,925	1,875
	Shares	Value (000)
Information Technology Services
Tata Consultancy Services Ltd.	22,917	$918
Machinery
Ashok Leyland Ltd.	2,557,361	2,914
Oil, Gas & Consumable Fuels
Bharat Petroleum Corp., Ltd.	125,479	1,733
Oil & Natural Gas Corp., Ltd.	59,546	289
		2,022
Personal Products
Marico Ltd.	255,190	1,802
Pharmaceuticals
Glenmark Pharmaceuticals Ltd.	145,927	2,278
Sun Pharmaceutical Industries Ltd.	84,366	1,159
		3,437
Wireless Telecommunication Services
Idea Cellular Ltd.	299,389	828
		24,445
Indonesia (2.4%)
Diversified Telecommunication Services
Link Net Tbk PT (a)	2,207,300	840
XL Axiata Tbk PT (a)	3,236,700	895
		1,735
Media
Surya Citra Media Tbk PT	2,684,100	579
Multi-line Retail
Matahari Department Store Tbk PT	1,509,500	1,874
Pharmaceuticals
Kalbe Farma Tbk PT	8,989,200	1,129
Trading Companies & Distributors
AKR Corporindo Tbk PT	1,198,600	532
		5,849
Korea, Republic of (12.1%)
Aerospace & Defense
Korea Aerospace Industries Ltd.	11,943	851
Automobiles
Kia Motors Corp.	31,815	1,292
Banks
KB Financial Group, Inc.	60,823	2,012
Shinhan Financial Group Co., Ltd.	5,868	219
		2,231

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Korea, Republic of (cont'd)
Chemicals
LG Chem Ltd.	5,254	$1,312
Lotte Chemical Corp.	5,154	1,335
		2,647
Household Durables
Coway Co., Ltd.	27,522	2,255
Insurance
Samsung Life Insurance Co., Ltd.	14,293	1,377
Internet Software & Services
NAVER Corp.	3,536	2,010
Personal Products
Amorepacific Corp.	4,017	1,505
Cosmax, Inc.	5,290	956
		2,461
Semiconductors & Semiconductor Equipment
SK Hynix, Inc.	66,503	2,522
Software
Nexon Co., Ltd.	81,100	1,116
Specialty Retail
Hotel Shilla Co., Ltd.	14,211	1,420
Tech Hardware, Storage & Peripherals
Samsung Electronics Co., Ltd.	6,148	6,989
Samsung Electronics Co., Ltd. (Preference)	1,731	1,541
		8,530
Wireless Telecommunication Services
SK Telecom Co., Ltd.	3,524	790
		29,502
Laos (0.3%)
Specialty Retail
Kolao Holdings (b)	34,532	692
Kolao Holdings GDR	1	—	@
		692
Malaysia (0.8%)
Health Care Providers & Services
IHH Healthcare Bhd (a)	709,400	1,064
Media
Astro Malaysia Holdings Bhd	1,116,800	912
		1,976
	Shares	Value (000)
Mexico (6.6%)
Banks
Grupo Financiero Banorte SAB de CV Series O	255,675	$1,406
Grupo Financiero Inbursa SAB de CV Series O	451,434	1,024
		2,430
Beverages
Fomento Economico Mexicano SAB de CV ADR	49,315	4,393
Chemicals
Mexichem SAB de CV	370,500	1,070
Construction Materials
Cemex SAB de CV ADR (a)	368,096	3,372
Industrial Conglomerates
Alfa SAB de CV	1,203,356	2,306
Multi-line Retail
El Puerto de Liverpool SAB de CV	77,249	892
Wireless Telecommunication Services
America Movil SAB de CV, Class L ADR	77,502	1,652
		16,115
Pakistan (0.7%)
Banks
United Bank Ltd.	974,500	1,635
Panama (0.3%)
Airlines
Copa Holdings SA, Class A (b)	9,063	749
Peru (1.1%)
Banks
Credicorp Ltd.	19,332	2,686
Philippines (3.9%)
Banks
BDO Unibank, Inc.	400,330	962
Metropolitan Bank & Trust Co.	1,056,368	2,202
		3,164
Beverages
LT Group, Inc.	3,193,000	986
Diversified Financial Services
Metro Pacific Investments Corp.	13,831,800	1,451

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Philippines (cont'd)
Industrial Conglomerates
DMCI Holdings, Inc.	2,575,800	$754
SM Investments Corp.	108,872	2,161
		2,915
Transportation Infrastructure
International Container Terminal Services, Inc.	409,980	1,002
		9,518
Poland (3.6%)
Banks
Bank Pekao SA	41,713	1,997
Bank Zachodni WBK SA (a)	10,216	927
		2,924
Food & Staples Retailing
Jeronimo Martins SGPS SA	162,101	2,078
Oil, Gas & Consumable Fuels
Polski Koncern Naftowy Orlen SA	76,656	1,505
Road & Rail
PKP Cargo SA	53,665	1,181
Textiles, Apparel & Luxury Goods
CCC SA	21,952	1,016
		8,704
Qatar (0.1%)
Diversified Telecommunication Services
Ooredoo QSC	10,779	258
Russia (1.8%)
Food & Staples Retailing
X5 Retail Group N.V. GDR (a)	47,890	797
Internet Software & Services
Mail.ru Group Ltd. GDR (a)	58,483	1,219
Yandex N.V., Class A (a)	75,431	1,148
		2,367
Oil, Gas & Consumable Fuels
NovaTek OAO (Registered GDR)	10,802	1,100
		4,264
South Africa (7.1%)
Health Care Providers & Services
Life Healthcare Group Holdings Ltd.	435,748	1,344
	Shares	Value (000)
Household Durables
Steinhoff International Holdings Ltd. (b)	378,142	$2,393
Media
Naspers Ltd., Class N	28,549	4,447
Oil, Gas & Consumable Fuels
Sasol Ltd.	51,021	1,887
Paper & Forest Products
Mondi PLC	105,287	2,283
Wireless Telecommunication Services
MTN Group Ltd.	162,345	3,053
Vodacom Group Ltd.	172,867	1,971
		5,024
		17,378
Switzerland (0.8%)
Beverages
Coca-Cola HBC AG (a)	94,805	2,038
Taiwan (9.2%)
Diversified Financial Services
Chailease Holding Co., Ltd.	670,835	1,618
Fubon Financial Holding Co., Ltd.	1,069,000	2,127
		3,745
Electronic Equipment, Instruments & Components
Delta Electronics, Inc.	190,000	973
Largan Precision Co., Ltd.	19,000	2,171
		3,144
Food Products
Uni-President Enterprises Corp.	1,108,991	1,966
Health Care Equipment & Supplies
Ginko International Co., Ltd.	7,000	88
Semiconductors & Semiconductor Equipment
Advanced Semiconductor Engineering, Inc.	903,000	1,223
Hermes Microvision, Inc.	20,441	1,332
Taiwan Semiconductor Manufacturing Co., Ltd.	1,292,455	5,886
		8,441
Tech Hardware, Storage & Peripherals
Catcher Technology Co., Ltd.	149,000	1,864
Pegatron Corp.	259,000	758
		2,622

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Portfolio of Investments (unaudited) (cont'd)

	Shares	Value (000)
Taiwan (cont'd)
Textiles, Apparel & Luxury Goods
Eclat Textile Co., Ltd.	89,404	$1,466
Wireless Telecommunication Services
Taiwan Mobile Co., Ltd.	264,000	881
		22,353
Thailand (3.7%)
Chemicals
Indorama Ventures PCL (Foreign)	1,395,600	1,147
Hotels, Restaurants & Leisure
Minor International PCL (Foreign)	1,093,620	971
Oil, Gas & Consumable Fuels
PTT PCL (Foreign)	169,300	1,799
Professional Services
DKSH Holding AG (a)	19,507	1,410
Real Estate Management & Development
Land and Houses PCL (Foreign)	2,887,700	757
Wireless Telecommunication Services
Advanced Info Service PCL (Foreign)	265,600	1,887
Total Access Communication PCL (Foreign)	227,600	561
Total Access Communication PCL NVDR	146,200	361
		2,809
		8,893
United States (0.7%)
Hotels, Restaurants & Leisure
Yum! Brands, Inc.	17,518	1,578
TOTAL COMMON STOCKS (Cost $197,522)		234,827
INVESTMENT COMPANY (0.5%)
Thailand (0.5%)
BTS Rail Mass Transit Growth Infrastructure Fund (Foreign) (Units) (f) (Cost $1,434)	3,850,700	1,163
SHORT-TERM INVESTMENTS (5.3%)
Securities held as Collateral on Loaned Securities (2.6%)
Investment Company (2.2%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note E)	5,441,982	5,442
	Face Amount (000)	Value (000)
Repurchase Agreements (0.4%)
Barclays Capital, Inc., (0.10%, dated 6/30/15, due 7/1/15; proceeds $496; fully collateralized by a U.S. Government obligation; 2.75% due 5/31/17; valued at $507)	$496	$496
Merrill Lynch & Co., Inc., (0.14%, dated 6/30/15, due 7/1/15; proceeds $497; fully collateralized by a U.S. Government obligation; Zero Coupon due 7/2/15; valued at $507)	497	497
		993
TOTAL SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (Cost $6,435)		6,435
	Shares
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note E) (Cost $6,575)	6,574,597	6,575
TOTAL SHORT-TERM INVESTMENTS (Cost $13,010)		13,010
TOTAL INVESTMENTS (102.2%) (Cost $211,966) Including $6,518 of Securities Loaned (g)		249,000
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.2%)		(5,442)
NET ASSETS (100.0%)		$243,558

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at June 30, 2015.

(c)  Security trades on the Hong Kong exchange.

(d)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(e)  Security has been deemed illiquid at June 30, 2015.

(f)  Consists of one or more classes of securities traded together as a unit; stocks with attached warrants.

(g)  Securities are available for collateral in connection with open foreign currency forward exchange contracts.

@  Value is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Portfolio of Investments (unaudited) (cont'd)

ADR  American Depositary Receipt.

GDR  Global Depositary Receipt.

NVDR  Non-Voting Depositary Receipt.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at June 30, 2015:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank and Trust Co.	JPY	128,665	$1,051	7/16/15	USD	1,041	$1,041	$(10)
State Street Bank and Trust Co.	JPY	3,857	31	7/16/15	USD	31	31	(—	@)
UBS AG	EUR	6,113	6,817	7/23/15	USD	6,873	6,873	56
			$7,899				$7,945	$46

@  Value is less than $500.

EUR —  Euro

JPY —  Japanese Yen

USD —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	68.0%
Banks	18.8
Wireless Telecommunication Services	6.9
Internet Software & Services	6.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of June 30, 2015.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $46,000.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Financial Statements

Statement of Assets and Liabilities	June 30, 2015 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $199,949)	$236,983
Investment in Security of Affiliated Issuer, at Value (Cost $12,017)	12,017
Total Investments in Securities, at Value (Cost $211,966)	249,000
Foreign Currency, at Value (Cost $155)	155
Cash	276
Dividends Receivable	1,480
Receivable for Investments Sold	730
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	56
Tax Reclaim Receivable	23
Receivable from Affiliate	1
Other Assets	38
Total Assets	251,759
Liabilities:
Collateral on Securities Loaned, at Value	6,711
Dividends Declared	522
Deferred Capital Gain Country Tax	289
Payable for Investments Purchased	251
Payable for Advisory Fees	251
Payable for Custodian Fees	101
Payable for Professional Fees	33
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	10
Payable for Administration Fees	7
Payable for Stockholder Servicing Agent Fees	2
Other Liabilities	24
Total Liabilities	8,201
Net Assets
Applicable to 14,535,193 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$243,558
Net Asset Value Per Share	$16.76
Net Assets Consist of:
Common Stock	$145
Paid-in-Capital	223,990
Undistributed Net Investment Income	98
Accumulated Net Realized Loss	(18,891)
Unrealized Appreciation (Depreciation) on:
Investments (Net of $289 of Deferred Capital Gain Country Tax)	38,210
Foreign Currency Forward Exchange Contracts	46
Foreign Currency Translations	(40)
Net Assets	$243,558
(1) Including:
Securities on Loan, at Value:	$6,518

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Financial Statements (cont'd)

Statement of Operations	Six Months Ended June 30, 2015 (unaudited) (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $430 of Foreign Taxes Withheld)	$3,004
Income from Securities Loaned — Net	19
Dividends from Security of Affiliated Issuer (Note E)	6
Total Investment Income	3,029
Expenses:
Advisory Fees (Note B)	1,509
Custodian Fees (Note D)	188
Administration Fees (Note C)	97
Professional Fees	68
Stockholder Reporting Expenses	22
Stockholder Servicing Agent Fees	4
Directors' Fees and Expenses	3
Other Expenses	25
Total Expenses	1,916
Waiver of Administration Fees (Note C)	(55)
Rebate from Morgan Stanley Affiliate (Note E)	(4)
Net Expenses	1,857
Net Investment Income	1,172
Realized Gain (Loss):
Investments Sold (Net of $23 of Capital Gain Country Tax)	(8,765)
Foreign Currency Forward Exchange Contracts	654
Foreign Currency Transactions	(137)
Net Realized Loss	(8,248)
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $196)	17,969
Foreign Currency Forward Exchange Contracts	(173)
Foreign Currency Translations	(3)
Net Change in Unrealized Appreciation (Depreciation)	17,793
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	9,545
Net Increase in Net Assets Resulting from Operations	$10,717

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Financial Statements (cont'd)

Statements of Changes in Net Assets	Six Months Ended June 30, 2015 (unaudited) (000)	Year Ended December 31, 2014 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$1,172	$1,002
Net Realized Loss	(8,248)	(701)
Net Change in Unrealized Appreciation (Depreciation)	17,793	(11,594)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,717	(11,293)
Distributions from and/or in Excess of:
Net Investment Income	(522)	(1,688)
Capital Share Transactions:
Repurchase of Shares (16,559 and 0 shares)	(251)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(251)	—
Total Increase (Decrease)	9,944	(12,981)
Net Assets:
Beginning of Period	233,614	246,595
End of Period (Including Undistributed Net Investment Income and Distributions in Excess of Net Investment Income of $98 and $(552), respectively)	$243,558	$233,614

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30, 2015		Year Ended December 31,
	(unaudited)		2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$16.05		$16.95	$17.17	$14.40	$17.60	$14.95
Net Investment Income†	0.08		0.07	0.09	0.09	0.13	0.03
Net Realized and Unrealized Gain (Loss)	0.67		(0.85)	(0.27)	2.72	(3.33)	2.70
Total from Investment Operations	0.75		(0.78)	(0.18)	2.81	(3.20)	2.73
Distributions from and/or in excess of:
Net Investment Income	(0.04)		(0.12)	(0.05)	(0.08)	—	(0.08)
Anti-Dilutive Effect of Share Repurchase Program	0.00	‡	—	0.01	0.00 ‡	—	—
Anti-Dilutive Effect of Tender Offer	—		—	—	0.04	—	—
Net Asset Value, End of Period	$16.76		$16.05	$16.95	$17.17	$14.40	$17.60
Per Share Market Value, End of Period	$14.84		$14.55	$15.48	$15.50	$12.92	$16.36
TOTAL INVESTMENT RETURN:
Market Value	2.24	%#	(5.30)%	0.22%	20.59%	(21.03)%	17.73%
Net Asset Value(1)	4.68	%#	(4.60)%	(0.93)%	19.85%	(18.18)%	18.35%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$243,558		$233,614	$246,595	$250,935	$248,003	$303,183
Ratio of Expenses to Average Net Assets(2)	1.53	%+*	1.55%+	1.56%+	1.57%+	1.52%+	1.54%+
Ratio of Net Investment Income to Average Net Assets(2)	0.97	%+*	0.40%+	0.50%+	0.54%+	0.79%+	0.21%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	0.00%§	0.01%	0.01%	0.01%	0.01%
Portfolio Turnover Rate	20	%#	41%	52%	47%	57%	61%
(2) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expenses Waived by Administrator:
Ratio of Expenses to Average Net Assets	1.58	%*	1.60%	1.62%	1.63%	1.58%	1.59%+
Ratio of Net Investment Income to Average Net Assets	0.92	%*	0.35%	0.44%	0.48%	0.73%	0.16%+

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

#  Not annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited)

The Morgan Stanley Emerging Markets Fund, Inc. (the "Fund") was incorporated on August 27, 1991 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund applies investment company accounting and reporting guidance. The Fund's investment objective is long-term capital appreciation through investments primarily in emerging country equity securities. To the extent that the Fund invests in derivative instruments that the adviser, Morgan Stanley Investment Management Inc. (the "Adviser") and sub-advisers, Morgan Stanley Investment Management Company ("MSIM Company") and Morgan Stanley Investment Management Limited ("MSIM Limited") (together, the "Sub-Advisers"), believe have economic characteristics similar to emerging country equity securities, such investments will be counted for purposes of meeting the Fund's investment objective. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) when market quotations are not readily available, including circumstances under which the Adviser or Sub-Advisers determine that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors (the "Directors"). Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day; and (6) short-term debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

  The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The

Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to,

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of June 30, 2015.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$851	$—	$—	$851
Airlines	749	—	—	749
Automobiles	1,874	2,528	—	4,402
Banks	40,061	5,463	—	45,524
Beverages	8,145	—	—	8,145
Capital Markets	549	—	—	549
Chemicals	4,287	1,147	—	5,434
Construction & Engineering	245	—	—	245
Construction Materials	6,026	—	—	6,026
Consumer Finance	1,875	—	—	1,875
Diversified Consumer Services	855	—	—	855
Diversified Financial Services	6,523	—	—	6,523
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Diversified Telecommunication Services	$1,993	$—	$—	$1,993
Electronic Equipment, Instruments & Components	3,144	—	—	3,144
Food & Staples Retailing	4,432	—	—	4,432
Food Products	8,361	—	—	8,361
Health Care Equipment & Supplies	88	—	—	88
Health Care Providers & Services	2,408	—	—	2,408
Hotels, Restaurants & Leisure	1,578	971	—	2,549
Household Durables	4,648	—	—	4,648
Independent Power Producers & Energy Traders	955	—	—	955
Industrial Conglomerates	5,221	—	—	5,221
Information Technology Services	918	—	—	918
Insurance	9,620	—	—	9,620
Internet & Catalog Retail	1,210	—	—	1,210
Internet Software & Services	15,371	—	—	15,371
Machinery	2,914	—	—	2,914
Media	5,938	—	—	5,938
Multi-line Retail	4,037	—	—	4,037

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Oil, Gas & Consumable Fuels	$8,834	$1,799		$—	$10,633
Paper & Forest Products	2,283	—		—	2,283
Personal Products	4,263	—		—	4,263
Pharmaceuticals	5,220	1,036		—	6,256
Professional Services	1,410	—		—	1,410
Real Estate Management & Development	1,560	757		—	2,317
Road & Rail	1,181	—		—	1,181
Semiconductors & Semiconductor Equipment	10,963	—		—	10,963
Software	1,116	—		—	1,116
Specialty Retail	2,112	—	@	—	2,112
Tech Hardware, Storage & Peripherals	11,152	—		—	11,152
Textiles, Apparel & Luxury Goods	6,217	—		—	6,217
Trading Companies & Distributors	532	—		—	532
Transportation Infrastructure	2,711	—		—	2,711
Wireless Telecommunication Services	14,248	2,448		—	16,696
Total Common Stocks	218,678	16,149		—	234,827
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Investment Company	$—	$1,163	$—	$1,163
Short-Term Investments
Investment Company	12,017	—	—	12,017
Repurchase Agreements	—	993	—	993
Total Short-Term Investments	12,017	993	—	13,010
Foreign Currency Forward Exchange Contract	—	56	—	56
Total Assets	230,695	18,361	—	249,056
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(10)	—	(10)
Total	$230,695	$18,351	$—	$249,046

@  Value is less than $500.

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of June 30, 2015, securities with a total value of approximately $169,802,000 transferred from Level 2 to Level 1. Securities that were valued using other significant observable inputs at December 31, 2014 were valued using unadjusted quoted prices at June 30, 2015.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets, which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging markets securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the U.S. In addition, emerging market issuers may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

may be concentrated in a limited number of countries and regions and may vary throughout the year.

  Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Foreign Real Estate Companies: The Fund may invest up to 10% of its net assets in foreign real estate companies. Foreign real estate companies pool investor funds for investments primarily in commercial real estate properties. They may also include among other businesses, real estate developers, brokers and operating companies whose products and services are significant related to the real estate industry such as building suppliers and mortgage lenders.

6.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

  Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser and/or Sub-Advisers seek to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

  Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

  Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

  FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

  The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of June 30, 2015.

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$56
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(10)

  The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2015 in accordance with ASC 815.

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$654
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(173)

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

  At June 30, 2015, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives	Assets(a) (000)	Liabilities(a) (000)
Foreign Currency Forward Exchange Contracts	$56	$(10)

(a)Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

  The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-

termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

  The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
UBS AG	$56	$—	$—	$56

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
State Street Bank and Trust Co.	$10	$—	$—	$10

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

  For the six months ended June 30, 2015, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:

Average monthly principal amount	$8,086,000

7.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

  Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

  The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2015.

Gross Amounts Not Offset in the Statement of Assets and Liabilities

Gross Asset Amounts Presented in Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,518	(b)	$—	$(6,518	)(c)(d)	$0

  (b)Represents market value of loaned securities at period end.

  (c)The Fund received cash collateral of approximately $6,711,000, of which approximately $6,435,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2015, there was uninvested cash of approximately $276,000, which is not reflected in the Portfolio of Investments.

  (d)The actual collateral received is greater than the amount shown here due to overcollateralization.

8.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Stockholders: Dividend income and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

10.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

(losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.25% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Advisers, each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers provide the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the six months ended June 30, 2015, approximately $55,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates:  For the six months ended June 30, 2015, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $46,187,000 and $46,257,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2015.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the six months ended June 30, 2015, advisory fees paid were reduced by approximately $4,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the six months ended June 30, 2015 is as follows:

Value December 31, 2014 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value June 30, 2015 (000)
$16,666	$22,480	$27,129	$6	$12,017

During the six months ended June 30, 2015, the Fund incurred approximately $4,000 in brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

Adviser/Administrator and Sub-Advisers, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

2014 Distributions Paid From:		2013 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$1,688	$—	$766	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and on certain equity securities designated as issued by passive foreign investment companies, resulted in the following reclassifications among the components of net assets at December 31, 2014:

Distributions in Excess of Net Investment Income (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$843	$(843)	$—

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

At December 31, 2014, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$522	$—

At June 30, 2015, the aggregate cost for Federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $50,801,000 and the aggregate gross unrealized depreciation is approximately $13,767,000 resulting in net unrealized appreciation of approximately $37,034,000.

At December 31, 2014, the Fund had available for Federal income tax purposes unused capital losses of approximately $7,797,000 which will expire on December 31, 2017.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders. During the year ended December 31, 2014, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $384,000.

Capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2014, the Fund deferred to January 1, 2015 for U.S. Federal income tax purposes the following losses:

Post-October Currency and Specified Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$2,669

G.  Other: On July 30, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the six months ended June 30, 2015, the Fund repurchased 16,559 of its shares at an average discount of 10.70% from NAV. Since the inception of the program, the Fund has repurchased 5,705,436 of its shares at an average discount of 17.43% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

H.  Results of Annual Meeting of Stockholders: On June 16, 2015, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Michael Bozic	8,992,359	2,856,861
Nancy C. Everett	11,537,108	312,112
Michael F. Klein	8,996,905	2,852,315
W. Allen Reed	8,993,160	2,856,060

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Notes to Financial Statements (unaudited) (cont'd)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by providing the information on its public website, www.morganstanley.com/im. The Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month-end. You may obtain copies of the Fund's monthly website postings, by calling toll free 1(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Munib Madni, a Managing Director of MSIM Company, Samuel Rhee, a Managing Director of MSIM Company, Ana Cristina Piedrahita, an Executive Director of MSIM Limited, and Eric Carlson, Paul C. Psaila, Ruchir Sharma and Gaite Ali, each a Managing Director of the Adviser.

Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005 and began managing the Fund in May 2012. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005 and began managing the Fund in May 2012. Mr. Carlson has been associated with the Adviser in an investment management capacity since September 1997 and began managing the Fund in February 2011. Ms. Piedrahita had been associated with MSIM Limited in an investment management capacity and began managing the Fund in January 2002. Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994 and began managing the Fund in February 1994. Mr. Sharma has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in February 2002. Ms. Ali has been associated with the Adviser in an investment management capacity since 2007 and began managing the Fund in April 2013.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Investment Policy (unaudited)

Derivatives

The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Foreign Currency Forward Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. The Fund may also invest in non-deliverable foreign currency forward exchange contracts ("NDFs"). NDFs are similar to other foreign currency forward exchange contracts, but do not require or permit physical delivery of currency upon settlement. Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Investment Policy (unaudited) (cont'd)

direction opposite to the position taken and that currency contracts create exposure to currencies in which the Fund's securities are not denominated. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Structured Investments. The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Special Risks Related to Cyber Security

The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems; compromises to networks or devices that the Fund and its service providers use to service the Fund's operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund's NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Investment Policy (unaudited) (cont'd)

also impact issuers of securities in which the Fund invests, which may cause the Fund's investment in such issuers to lose value. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates.

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Emerging Markets Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842
1(800) 231-2608

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 231-2608
Monday–Friday between 8:30a.m. and 6p.m. (EST)

•  Writing to us at the following address:

  Computershare Trust Company, N.A.
c/o Privacy Coordinator
P.O. Box 30170
College Station, Texas 77842

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to

Morgan Stanley Emerging Markets Fund, Inc.

June 30, 2015

U.S. Privacy Policy (unaudited) (cont'd)

process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

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Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
JAN 2015	—	—	N/A	N/A
FEB 2015	—	—	N/A	N/A
MARCH 2015	—	—	N/A	N/A
APRIL 2015	—	—	N/A	N/A
MAY 2015	7,624	—	N/A	N/A
JUNE 2015	8,935	—	N/A	N/A
Total	16,559	—	N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Emerging Markets Fund, Inc.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2015